                       LIMITED LIABILITY COMPANY

                          OPERATING AGREEMENT

                                   OF



                     FIBERNET EQUAL ACCESS, L.L.C.



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                            TABLE OF CONTENTS

                                ARTICLE I
                               DEFINITIONS.............................1

      1.1   Reference to Statute.......................................1
      1.2   Majority...................................................1

                               ARTICLE II
                                FORMATION..............................1

      2.1   Date Filed.................................................1
      2.2   Name.......................................................2
      2.3   Purpose....................................................2
      2.4   Principal Place of Business................................2
      2.5   Agents.....................................................2
      2.6   Dissolution Date...........................................2

                               ARTICLE III
                           MEMBERS / MANAGERS..........................2

      3.1   Management Vested in Members...............................2
      3.2   Two Classes of Membership Interest.........................2
      3.3   Voting In New Members......................................2
      3.4   Books and Records..........................................3
      3.5   Inspection of Books and Records............................3
      3.6   Liability of Members.......................................3
      3.7   Sale or Transfer of Assets.................................3
      3.8   Election of Managers; Powers and Liabilities...............3
      3.9   Right to Transfer Membership Interest......................5
      3.10  Notice of Proposed Transfer................................5
      3.11  Withdrawal of Member.......................................5

                               ARTICLE IV
                                MEETINGS...............................6

      4.1   Annual and Special Meetings................................6
      4.2   Notice of Meetings.........................................6
      4.3   Quorum.....................................................6
      4.4   Vote by Proxy..............................................6
      4.5   Consents in Writing........................................7
      4.6   Effectiveness of Written Consents..........................7
      4.7   Voting Trusts..............................................7


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                                                                    Page
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                                ARTICLE V
                              MONEY MATTERS............................7

      5.1   Capital Contributions......................................7
      5.2   Member Capital Accounts....................................7
      5.3   Maintenance of Capital Accounts............................8
      5.4   Priority of Distributions..................................8
      5.5   Unlawful Distributions.....................................8
      5.6   Payment of Debts before Distribution.......................9
      5.7   Allocation of Profits, Losses, Credits and Distributions...9
      5.8   Tax Allocations: Section 704(c) of the Internal Revenue
            Code .....................................................10
      5.9   No Right to Interest or Return of Capital Contribution....10
      5.10  Tax Returns...............................................10
      5.11  Internal Revenue Code Elections...........................10
      5.12  Prohibition on Subchapter K Exclusion.....................11
      5.13  Designation of Tax Matters Partner........................11

                               ARTICLE VI
                               DISSOLUTION............................11

      6.1   Events Causing Dissolution................................11
      6.2   Winding up the Affairs of the Company.....................12
      6.3   Distribution of Assets Upon Dissolution...................12
      6.4   Filing of Certificate of Dissolution......................12
      6.5   Effect on Capital Accounts................................12
      6.6   Return of Capital Contribution............................13

                              ARTICLE VII
                          GENERAL CONSTRUCTION........................13

      7.1   Genders...................................................13
      7.2   Waiver of Rights and Remedies.............................13
      7.3   Entire Agreement..........................................13
      7.4   Notice....................................................13

SCHEDULE A: Membership Interests in FiberNet Equal Access, L.L.C.
SCHEDULE B: Management of FiberNet Equal Access, L.L.C.


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                               OPERATING AGREEMENT

      This Operating Agreement, dated as of December 16, 1996, by and between the undersigned members, is hereby adopted as the written operating agreement ("Operating Agreement") of FiberNet Equal Access, L.L.C. ("Company").

      WHEREAS, this agreement does not contain any provisions inconsistent with the Articles of Organization of the Company, and

      WHEREAS, the members wish to set forth provisions relating to the business of the Company, the conduct of its affairs and the rights, powers, preferences, limitations or responsibilities of its members, managers, employees or agents, as the case may be,

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

      1.1 Reference to Statute. Words and phrases set forth within this Operating Agreement which relate to the business of the Company or the conduct of its affairs or the rights, powers, preferences, limitations or responsibilities of its members, managers, employees or agents, as the case may be, or to any matter which the Company is required to do or has done under mandate of law or the fulfillment of this Operating Agreement, which are not defined in this Operating Agreement, shall be defined as they have been defined in Section 102 of the New York Limited Liability Company Law ("NYLLC Law") or in other applicable statutes or rulings.

      1.2 Majority means, with respect to a class of Membership Interest, a majority of the interest in that class. A "Two-Thirds Majority" of a class means at least two-thirds of the interest in that class.

                                   ARTICLE II
                                    FORMATION

      2.1 Date Filed. The undersigned have authorized the formation of the Company by an organizer who prepared, executed and filed with the New York Secretary of State, the Articles of Organization pursuant to the NYLLC Law, on the 16th day of December, 1997.

      2.2 Name. The name of the Company is FiberNet Equal Access, L.L.C.

      2.3 Purpose. The Company is formed for the business of conducting and developing premises telecommunications systems and any other lawful business purpose and shall have all the powers set forth in Sections 202(a) - 202(q) of the NYLLC Law.

      2.4 Principal Place of Business. The principal place of business of the Company shall be located in the County of New York, New York.

      2.5 Agents. The Secretary of State of New York is designated as agent of the Company upon whom process against it may be served, and the post office address to which the Secretary of State shall mail a copy of such process against the Company served upon the Secretary of State is: Florence C. Petrocelli, Esq., 217 Broadway. Suite 404, New York, New York 10007.

      2.6 Dissolution Date. The Company shall dissolve on December 31, 2016, unless sooner dissolved pursuant to this Agreement or pursuant to the provisions of the NYLLC Law.

                                   ARTICLE III
                               MEMBERS / MANAGERS

      3.1 Management Vested in Members. Unless specifically set forth otherwise in the Articles of Organization or by amendment thereto, management of the Company shall be vested in the members of the Company ("Members"), who shall be subject to all of the rights, duties, privileges and liabilities of managers, as set forth in the NYLLC Law. The names and addresses of such Members and the interests held by them are set forth in Schedule A to this Operating Agreement.

      3.2 One Class of Membership Interest. There shall be one class of interest in the Company ("Membership Interest").

      3.3 Voting In New Members. The vote of a Majority of the Membership Interest shall be required to admit a person as a new Member and issue such person a Membership Interest in the Company. Such new Member shall not be entitled to any retroactive allocation of income or losses, or taxable deductions heretofore incurred by the Company.

      3.4 Books and Records. The Company shall keep books and records pursuant to Section 1102 of the NYLLC Law, either in written form or in other than written form if easily converted into such written form within a reasonable time. Such books and records


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shall be maintained on a cash basis pursuant to this Operating Agreement and the accounting year of the Company shall end on December 31.

      3.5 Inspection of Books and Records. Each Member may inspect and copy, at his or her own expense, for any purpose reasonably related to such Member's interest as a Member, the Articles of Organization, the Operating Agreement, minutes of any meeting of Members and all tax returns or financial statements of the Company for the three years immediately preceding such inspection, and other information regarding the affairs of the Company as is just and reasonable.

      3.6 Liability of Members. No Member shall be personally liable for any debts, obligations or liabilities of the Company or of any other Member, solely by reason of being a Member of the Company, whether such debt arose in contract, tort or otherwise. However, such Member shall be personally liable for the payment of his or her capital contribution, as required by Section 5.1, or for any other matter which may be set forth in this Operating Agreement. A Member shall have the option to waive such limitation of liability pursuant to Section 609 of the NYLLC Law and may be legally liable pursuant to other applicable law in his or her capacity as a Member.

      3.7 Sale or Transfer of Assets. The vote of a Two-Thirds Majority of the Membership Interest shall be required to approve the sale, exchange, lease, mortgage, pledge or other transfer or disposition of all or substantially all of the assets of the Company.

      3.8 Election of Managers; Powers and Liabilities. The management of the Company shall be vested in one or more Members acting in the capacity of managers ("Managers"), in accordance with the NYLLC Law, the Articles of Organization and the Operating Agreement. The initial Managers and the offices held by them shall be as set forth in Schedule B to this Operating Agreement.

            (a) The names and addresses of the Managers are set forth in the books and records of the Company. The salary of the Managers shall be fixed by the vote or written consent of a Majority of the Membership Interest. Such salary as Manager shall be separate and distinct from any distributions made to the Manager as a Member.

            (b) Managers shall be elected by vote or written consent of a Majority of the Voting Interest. The number of Managers may be amended by vote or written consent of a Two-Thirds Majority of the Membership Interest.


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            (c) A Manager shall hold office until the next annual meeting of
      Members or until his or her earlier resignation or removal. Any Manager may resign at any time by the giving of written notice thereof to the Company, provided, however, that there is no violation of any provision of the Operating Agreement or any provision of a contractual agreement between the Company and the Manager. The Manager may be removed with or without cause by a vote of a Majority of the Membership Interest. The removal or resignation of a Manager who is a Member does not affect in any way such Manager's rights, duties, privileges and obligations as a Member, nor does it constitute withdrawal as a Member.

            (d) Any vacancy occurring in the number of Managers may be filled by vote or written consent of a Majority of the Membership Interest. Such newly elected Manager shall be elected to serve the unexpired term of the predecessor Manager. If the number of Managers is increased by amendment to this Operating Agreement, then the additional Managers shall be elected by vote or written consent of a Majority of the Membership Interest.

            (e) The Managers shall have the power and authority on behalf of the Company to do all things as set forth in Sections 202(a) - 202(q) of the NYLLC Law.

            (f) No Member, by reason of being a Member, is an agent of the Company for the purpose of its business unless (i) the Member is a Manager or (ii) authority has been delegated to such Member by the Manager or by some other provision of this Operating Agreement.

            (g) Each Manager shall perform his or her duties as a Manager in good faith and with that degree of care which a reasonable and prudent person in a like position would use under similar circumstances. Each Manager's liability to the Company or to its Members for damages for any breach of duty in such capacity is eliminated, except if there is a final judgment or adjudication adverse to the Manager that established that his or her acts or omissions were in bad faith or involved intentional misconduct or a knowing violation of law or that the Manager personally gained in fact a financial profit or other advantage to which he or shewas not legally entitled or with respect to a distribution subject to Section 508(a) of the NYLLC Law.

            (h) No Manager shall be required to manage the Company as his or her sole business interest but may, without liability to the Company or its Members, be involved in the management of other entities and activities which do not adversely


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      affect the capacity of the Manager to exercise his or her obligations to the Company; nor shall the Company or its Members have any right to participate in such other business interests or in income or profits therefrom.

      3.9 Right to Transfer Membership Interest. Except as set forth in this Operating Agreement, no Member shall have the unconditional right to give, sell, assign, pledge, hypothecate, exchange or otherwise transfer ("Transfer") to another, all or any part of his or her Membership Interest in the Company. Prior to a Member securing the right to Transfer all or part of the Member's Membership Interest in the Company to another, such Member must secure the consent by vote or in writing of a Majority of the Membership Interest. Nothing herein shall be deemed to prevent a Member from granting to the person receiving the Transfer the right to become a Member upon condition that Section 604 of the NYLLC Law is satisfied.

      3.10 Notice of Proposed Transfer. The Member who desires to Transfer a Membership Interest shall give written notification of the proposed Transfer to the Managers of the Member's intention to sell his or her Membership Interest. Each other Member shall have the right of first refusal to purchase all of such Membership Interest upon such terms and conditions as were set forth in the notification of the proposed Transfer. Nothing herein shall be deemed to prevent all of the remaining Members, if they so desire, from accepting the terms of the notification of proposed Transfer, in writing, on behalf of all of such remaining Members. The failure to respond to the Member seeking to Transfer a Membership Interest within 30 days shall result in the termination of the right of first refusal. Should one or more Members desire to exercise the right of first refusal on the terms set forth in the written notification of Transfer, then the time, place and date of closing as designated by the Members purchasing such Membership Interest shall be within 90 days from the date of written consent to exercise the right of first refusal.

      3.11 Withdrawal of Member. A Member may withdraw as a Member of the Company with the vote or written consent of a Two-Thirds Majority of the Membership Interest. If such consent is not given, a Member may withdraw upon not less than six months prior written notice to the Company, provided such withdrawal does not breach this Operating Agreement, the NYLLC Law or any other contractual obligation between such proposed withdrawing Member and the Company or its other Members. Should such breach occur, then the withdrawing Member may be liable for damages as a result thereof.


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                                   ARTICLE IV
                                    MEETINGS

      4.1 Annual and Special Meetings. The Company shall hold its annual meeting of Members at such time as shall be determined by vote or written consent of a Majority of the Membership Interest, either within the State of New York or at such other place as determined by a vote or written consent of a Majority of the Membership Interest for the purpose of transacting such business as may come before such meeting. Special Meetings may be called for any purpose by a Manager or any Member or group of Members holding not less than ten percent of the Membership Interest.

      4.2 Notice of Meetings. Whenever it is anticipated that Members will be required or permitted to take any action by vote at a meeting, written notice shall be given stating the place, date and hour of the meeting, the purpose of such meeting, and under whose direction such meeting has been called. Such notice of meeting shall be given personally or by first-class mail, not less than ten nor more than fifty days before the date of the meeting. Such notice of meeting need not be given to any Member who submits a signed waiver of notice, in person or by proxy, whether before or after the meeting.

      4.3 Quorum. Persons representing a Majority of the Voting Interest, appearing in person or by proxy, shall constitute a quorum at a meeting of Members for the transaction of any business. The Members present, despite not being a quorum, may adjourn the meeting. No notice of adjourned meeting is necessary if the time and place of the adjourned meeting is announced at the meeting at which the adjournment is taken. At a meeting in which a quorum is initially present, such quorum is not broken by the subsequent withdrawal of any Member, despite the fact that such withdrawal results in less than a quorum being present and all votes taken are binding upon the Members of the Company. All acts at a meeting of Members at which a quorum is present, shall be the act of all the Members and be binding upon them, except when such vote requires a greater proportion or number of Membership Interests pursuant to the NYLLC Law, or the Articles of Organization or this Agreement.

      4.4 Vote by Proxy. A Member may vote in person by proxy executed in writing by a Member. Every proxy so executed shall be revocable at the will of the Member. Such proxy shall automatically be revoked if, prior to its use, the death or incompetence of the Member occurred, and notice of such death or adjudication of incompetence is received by the proxy holder. A proxy is presumed to be revoked, whether or not it is stated to be irrevocable, if the Member who executed such proxy sells his or her Membership Interest prior to the date such proxy is scheduled to be exercised.


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      4.5 Consents in Writing. Whenever the Members of the Company are required or permitted to take any action by vote, such action may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by Members who hold the Voting Interest having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all of the Members entitled to vote therein were present and voted and shall be delivered to the office of the Company, its principal place of business or a Manager, employee or agent of the Company. Delivery made to the office of the Company shall be by hand or by certified or registered mail, return receipt requested.

      4.6 Effectiveness of Written Consents. Every written consent shall bear the date of signature of each Member who signs the consent, and no written consent shall be effective to take the action referred to therein unless, within 60 days of the earliest dated consent delivered in the manner required by this paragraph to the Company, written consents signed by a sufficient number of Members to take the action are delivered to the office of the Company, its principal place of business or a Manager, employee or agent of the Company having custody of the records of the Company. Delivery made to such office, principal place of business or Manager, employee or agent shall be by hand or by certified or registered mail, return receipt requested.

      4.7 Voting Trusts. Two or more Members may enter into a binding agreement, in writing and executed by the Members seeking to be bound, which provides that the Membership Interests held by them shall be voted in accordance with such agreement or pursuant to any lawful procedure agreed upon by them.

                                    ARTICLE V
                                  MONEY MATTERS

      5.1 Capital Contributions. Each Member of the Company shall contribute the amount set forth under his or her name as set forth in the books and records of the Company as the sole capital contribution to be made by such Member. Such contribution may be in cash, property or services rendered, or a promissory note or other obligation to contribute cash or property or to render services.

      5.2 Member Capital Accounts. An account denominated as a Member Capital Account shall be maintained for each Member in accordance with the capital account maintenance rules set forth in Section 1.704-1(b)(2)(iv) of the Treasury Regulations. Without limiting the generality of the foregoing, (a) each Member Capital Account shall be increased by the amount of any money contributed by such Member to the Company, the fair market value of property contributed by such Member to the Company (net of


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liabilities secured by such contributed property that the Company is considered to assume or take subject to under Section 752 of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code")), allocations to such Member of the net profits and any other allocations to such Member of income pursuant to the Internal Revenue Code, and (b) each Member Capital Account shall be decreased by the amount of any money distributed to such Member by the Company, the fair market value of property distributed to such Member by the Company (net of liabilities secured by such distributed property that the distributee Member is considered to assume or take subject to under Section 752 of the Internal Revenue Code), allocations to such Member of net losses and other allocations to such Member pursuant to the Internal Revenue Code. Each Member Capital Account shall be appropriately adjusted for income, gain, loss and deduction as required by Section 1.704-1(b)(2)(iv)(g) of the Treasury Regulations (relating to allocations and adjustments resulting from the reflection of property on the books of the Company at book value, or a revaluation thereof, rather than at such property's adjusted tax basis). Upon sale or Transfer by a Member of his or her Membership Interest, such Member's Member Capital Account shall thereupon become the Member Capital Account of the new Member to whom such Membership Interest was sold or transferred in accordance with Section 1.704(b)(2)(iv) of the Treasury Regulations.

      5.3 Maintenance of Capital Accounts. No Member shall be responsible or liable to any other Member for the failure to maintain a positive balance in his or her Member Capital Account, nor is a Member required to restore all or any part of a deficit balance in such Member Capital Account. However, the foregoing provisions and the other provisions of this Operating Agreement relating to the maintenance of Member Capital Accounts are intended to comply with Section 1.704-1(b) of the Treasury Regulations, and shall be interpreted and applied in a manner consistent with such Treasury Regulation. In this regard, in the event that the tax matters partner (as defined in Section 5.13 of this Operating Agreement) shall determine that it is prudent to modify the manner in which the Member Capital Accounts, or any debits or credits thereto, are computed in order to comply with such Treasury Regulations, the tax matters partner may make such modification in its sole and absolute discretion.

      5.4 Priority of Distributions. Each Member shall have equal rights or obligations, as the case may be, whether for the return of the Capital Contributions made to this Company, for net profits or net losses, or for any distribution set forth in law or in the Operating Agreement. However, any loan or indebtedness owed to a Member by this Company shall have priority in payment over other distributions.

      5.5 Unlawful Distributions. Any Member who has received a distribution from the Company based upon the value of his or her Capital Contribution and who had no knowledge that such distribution violated Section 508(a) of the NYLLC Law shall


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

have no liability to the Company or to its creditors for such distribution. However, if such Member knew or should have known that such distribution was, at the time of such distribution, contrary to such statute, then such member shall be liable to the Company for the amount of such distribution.

      5.6 Payment of Debts before Distribution. No Member shall receive from the Company any part or portion of his or her Capital Contribution until all liabilities and debts of the Company have been paid and there remain sufficient assets in the Company to pay them, without placing the solvency of the Company in a reasonably disabling position. A statement from the Company's accountant to this effect shall be placed in the books and records of the Company.

      5.7 Allocation of Profits, Losses, Credits and Distributions. The profits and losses of the Company and any distributions made by the Company to the Members in any Fiscal Year shall be allocated among the Members in accordance with, and in proportion to, the respective number of Membership Interests held by each Member. All distributions to a Member shall be offset by any amounts owing to the Company by such Member. No distributions shall be made which render the Company insolvent.

            Except to the extent otherwise provided in Section 1.704-1(b)(4)(ii) of the Treasury Regulations, (i) any tax credits for any Fiscal Year shall be allocated among the Members in accordance with, and in proportion to, each Member's allocable share of taxable net income in the fiscal year such tax credit arises, and (ii) any tax credit recapture for any Fiscal Year shall be allocated to those Members who received the tax credits to which such recapture relates.

            Notwithstanding the foregoing, all allocations of income, gain, loss and deduction are intended to have substantial economic effect within the meaning of Section 1.704-1(b)(2)(ii)(b)(2) of the Treasury Regulations. Accordingly, the tax matters partner shall have the authority to cause any item of income, gain, loss or deduction to be allocated in such a manner as to comply with the substantial economic effect and capital account maintenance rules set forth under Section 704 of the Internal Revenue Code and the Treasury Regulations promulgated thereunder. In this regard, each Member shall be specially allocated items of Company income and gain in the amounts necessary to comply with Section 1.704-1(b)(2)(ii)(d) of the Treasury Regulations ("qualified income offset"), Section 1.704-2(f) of the Treasury Regulations ("minimum gain chargeback") and Section 1.704-2(i)(4) of the Treasury Regulations ("partner minimum gain chargeback"). The previous sentence is intended to comply with the qualified income offset, minimum gain chargeback and partner minimum gain chargeback requirements in Sections 1.704-1(b)(2)(ii)(d), 1.704-2(f) and 1.704-2(i)(4) of the Treasury Regulations, respectively, and shall be interpreted consistently therewith.


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      5.8 Tax Allocations: Section 704(c) of the Internal Revenue Code. In
accordance with Section 704(c) of the Internal Revenue Code and the Treasury Regulations thereunder and Section 1.704-1(b)(4)(i) of the Treasury Regulations, income, gain, loss and deduction (as computed for tax purposes) with respect to any property contributed to the capital of the Company or otherwise revalued on the books of the Company shall, solely for tax purposes, be allocated among the Members to take into account any variation between the adjusted basis of such property to the Company for Federal income tax purposes and its fair market value as determined at the time of the contribution or revaluation. In addition, if any gain (as computed for tax purposes) on the sale or other disposition of Company property shall constitute recapture of depreciation under Sections 291, 1245 or 1250 of the Internal Revenue Code or any similar provision, such gain shall (to the extent possible) be divided among the Members in proportion to the depreciation deductions previously claimed by them (or their predecessor in interest) giving rise to such recapture (except to the extent otherwise required under applicable Treasury Regulations); provided, however, that this sentence shall not affect the amount of gain otherwise allocable to a Member.

            Any elections or other decisions relating to such allocations (including, under Section 1.704-3 of the Treasury Regulations, whether to use the traditional method, the traditional method with curative allocations or the remedial method) shall be made by the tax matters partner in any manner that reasonably reflects the purpose and intention of this Operating Agreement

      5.9 No Right to Interest or Return of Capital Contribution. No Member shall be entitled to interest on his or her Capital Contribution, nor is such member entitled, as a matter of right, to a return, in part or in whole, of his or her Capital Contribution, notwithstanding anything to the contrary herein.

      5.10 Tax Returns. All necessary federal and state tax returns for the Company shall be prepared and filed. Each member shall furnish any information in his or her possession that may be necessary and pertinent to the preparation of such returns.

      5.11 Internal Revenue Code Elections. The Company shall:

            (a) Adopt the calendar year as its fiscal year.

            (b) Adopt the cash basis as its method of accounting and keep its books and records on such basis.

            (c) Upon the written request of any member, elect to adjust the basis of the property of the Company pursuant to Section 754 of the Internal Revenue


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

      Code if a distribution as described in Section 734 of the Internal Revenue Code occurs or if a sale or transfer of a Membership Interest described in
      Section 743 of the Internal Revenue Code occurs.

            (d) To the extent permitted by applicable law, elect to amortize the organizational expenses of the Company and the start-up costs of the Company under Sections 709(b) and 195 of the Internal Revenue Code, respectively, ratably over a period of 60 months.

            (e) Make any other election permitted by law that the tax matters partner deems appropriate and in the best interest of the Members.

      5.12 Prohibition on Subchapter K Exclusion. Neither the Company nor any Member may make an election for the Company to be excluded from the application of Subchapter K of Chapter 1 of Subtitle A of the Internal Revenue Code or any similar provisions of applicable state law, and no provisions of this agreement shall be interpreted to authorize any such election.

      5.13 Designation of Tax Matters Partner. One Member or one Manager, as the case may be, shall be designated as "tax matters partner" of the Company pursuant to Section 6231(a)(7) of the Internal Revenue Code. Any Member or Manager so designated shall take all actions as may be necessary to cause each other Member to become a "notice partner" within the meaning of Section 6223 of the Internal Revenue Code. The Members hereby designate SMFS, Inc. as the Company's initial tax matters partner.

                                   ARTICLE VI
                                   DISSOLUTION

      6.1 Events Causing Dissolution. The Company shall be dissolved and its affairs wound up upon the first to occur of the following:

            (a) The latest date on which the Company is to dissolve, if any, as set forth in the Articles of Organization, or by a judicial decree pursuant to Section 702 of the NYLLC Law.

            (b) The vote or written consent of a Two-Thirds Majority of the Membership Interest.

            (c) The bankruptcy, death, dissolution, expulsion, incapacity or withdrawal of any Member or the occurrence of any other event that terminates


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

      the continued membership of any Member, unless, within six months after such event, the Company is continued either by vote or written consent of a Majority of the Membership Interest.

      6.2 Winding up the Affairs of the Company. Upon dissolution of the Company, the Members or Managers may, in the name of and on behalf of the Company, prosecute and defend suits, whether civil, criminal or administrative, settle and close the Company's business, dispose of and convey the Company's property, discharge the Company's liabilities and distribute to the Members any remaining assets, all without affecting the liability of each and every Member.

      6.3 Distribution of Assets Upon Dissolution. Upon dissolution, the assets of the Company shall be distributed as follows:

            (a) To creditors, including Members who are creditors, to the extent permitted by law, in satisfaction of liabilities of the Company, whether by payment or by establishment of adequate reserves, other than liabilities for distributions to members under Section 507 or Section 509 of the NYLLC Law.

            (b) To Members and former Members in satisfaction of liabilities for distribution under Section 507 or Section 509 of the NYLLC Law.

            (c) To Members in proportion to, and to the extent of, the positive balance in each Member's Member Capital Account, after giving effect to all contributions, distributions and allocations for all periods.

Liquidating distributions must be made by the later of (i) the end of the Fiscal Year in which the liquidation occurs, or (ii) 90 days after the date of liquidation

      6.4 Filing of Certificate of Dissolution. Within 90 days following the dissolution and the commencement of winding up the affairs of the Company, or at any other time that there are no Members, Articles of Dissolution shall be filed with the Secretary of State of New York. Upon such filing of Articles of Dissolution with the Secretary of State of New York, the Articles of Organization shall be deemed to be cancelled.

      6.5 Effect on Capital Accounts. Upon liquidation of the Company within the meaning of Section 1.704-1(b)(2)(ii)(g) of the Treasury Regulations, if any Member has a deficit Member Capital Account (after giving effect to all contributions, distributions, allocation and other adjustments for all Fiscal Years, including the Fiscal Year in which such liquidation occurs) the Member shall have no obligation to make any Capital

Contribution, and the negative balance of any Member Capital Account shall not be considered a debt owed by the Member to the Company or to any other person for any purpose.

      6.6 Return of Capital Contribution. If not otherwise provided by this Agreement and if permitted by applicable law, upon dissolution, each Member shall receive a return of his or her Capital Contribution solely from the assets of the Company. If, after payment or discharge of the debts and liabilities of this Company, such assets are insufficient to return any Capital Contribution of any Member, such Member shall have no recourse against any other Member.

                                   ARTICLE VII
                              GENERAL CONSTRUCTION

      7.1 Genders. When the masculine and feminine genders are used in this Agreement and when required by the context, the same shall include the neuter gender.

      7.2 Waiver of Rights and Remedies. No failure of a Member to exercise, and no delay by a Member in exercising, any right or remedy under this Operating Agreement shall constitute a waiver of such right or remedy. No waiver by a Member of any such right or remedy under this Agreement shall be effective unless made in writing duly executed by all Members and specifically referring to each such right or remedy being waived.

      7.3 Entire Agreement. This Operating Agreement contains the entire agreement among the Members with respect to the operation of the Company, and supersedes each and every course of conduct previously pursued or consented to and each and every oral agreement and representation previously made by the Members with respect thereto, whether or not relied or acted upon. No amendment of this Agreement shall be effective unless made in writing duly executed by all Members and specifically referring to each provision of this Operating Agreement being amended. No course of conduct or performance subsequently pursued or acquiesced in, and no oral agreement or representation subsequently made by, the Members, whether or not relied or acted upon, shall amend this Operating Agreement or impair or otherwise affect any Member's obligations, rights or remedies pursuant to this Operating Agreement.

      7.4 Notice. Any notice, demand or other communication required or permitted to be given pursuant to this Operating Agreement or under the NYLLC Law shall have been sufficiently given for all purposes, if given pursuant to the provisions of this Operating Agreement or as set forth in the NYLLC Law, as the case may be.

      IN WITNESS WHEREOF, the persons signing this Operating Agreement below conclusively evidence their agreement to the terms and conditions of this Operating Agreement by so signing here.



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

                                   SCHEDULE A

              Membership Interests in FiberNet Equal Access, L.L.C.

            The Members of FiberNet Equal Access L.L.C. as of December 16, 1996 are as follows:

      Name                              Membership Interests
      ----                              --------------------

SMFS, Inc.                                      65%

Landtel Telecommunications Group, Inc.          35%

LPS, Inc.                                        5%

                                   SCHEDULE B

                    Managers of FiberNet Equal Access L.L.C.

            The Managers of FiberNet Equal Access L.L.C. as of December 16, 1996 are as follows:


      Santo Petrocelli - President

      Lawrence Polan - Vice President